UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2022

KINGSWOOD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39700	85-2432410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Battery Place, Room 625

New York, New York 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-fourths of one redeemable warrant	KWAC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	KWAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	KWAC WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 13, 2022, the New York Stock Exchange (the “NYSE”) issued a press release stating that it had determined that the Kingswood Acquisition Corp. (“KWAC”) was not in compliance with Section 802.01B of the NYSE Listed Company Manual (the “LCM”) requiring a listed acquisition company to maintain an average aggregate global market capitalization of at least $50,000,000 and average aggregate global market capitalization attributable to its publicly-held shares of at least $40,000,000, in each case over a consecutive 30 trading day period. Additionally, the NYSE separately informed KWAC that, as a result of its failure to maintain an average global market capitalization over a consecutive 30-day trading period of at least $15,000,000 under Section 802.01B of the LCM, the NYSE had determined to commence proceedings to delist from the NYSE KWAC’s Class A common stock, warrants to purchase Class A common stock, and units, each consisting of one share of Class A common stock and three-fourths of one redeemable warrant (collectively, “KWAC Securities”).

Trading of the KWAC Securities was suspended effective as of approximately 4:00 p.m. Eastern Time on July 13, 2022. The NYSE will apply to the Securities and Exchange Commission (“SEC”) to delist the KWAC Securities upon completion of all applicable procedures. KWAC does not intend to appeal the staff’s determination and, accordingly, KWAC expects that the KWAC Securities will be delisted.

On July 13, 2022, KWAC issued a press release announcing that it intends transfer the listings for the KWAC Securities to the OTC Markets Group Inc. (“OTC Exchange”), where KWAC has applied to list. Following the transfer of listing to the OTC Exchange, KWAC will continue to file the same types of periodic reports and other information it currently files with the Securities and Exchange Commission (the “SEC”). KWAC anticipates that the listings of the KWAC Securities will be transferred and resume trading on the OTC Exchange on or about July 14, 2022.

KWAC will file a Form 8-A with respect to the registration of KWAC’s securities on the OTC Exchange.

A copy of the press release is furnished hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the press release that KWAC issued on July 13, 2022.

The foregoing (including Exhibit 99.1) are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this report, words such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Additional Information about the Business Combination and Where to Find It

In connection with the business combination, Binah Capital Group, Inc. (“Holdings”) intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement for the stockholders of KWAC that also constitutes a prospectus of Holdings. KWAC urges investors, stockholders, and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about KWAC, Holdings, Wentworth Management Services LLC (“Wentworth”), and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of KWAC as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, without charge by directing a request to: Kingswood Acquisition Corp., 17 Battery Place, Room 625, New York, NY 10004. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only, and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Participants in Solicitation

Kingswood, Holdings, Wentworth and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination under the rules of the SEC. Information about the directors and executive officers of Kingswood is set forth in Kingswood’s Prospectus relating to its initial public offering (the “IPO Prospectus”), which was filed with the SEC on November 23, 2020. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the business combiation will be set forth in the proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 13, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWOOD ACQUISITION CORP.

	By:	/s/ Michael Nessim
Name: Michael Nessim
Title: Chief Executive Officer

Dated: July 14, 2022